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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JULY 23, 1998



                               FTP SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)



      MASSACHUSETTS                 0-22466                        04-2906463
(State of Incorporation)    (Commission File Number)   (IRS Employer Identification No.)


                                  2 HIGH STREET
                       NORTH ANDOVER, MASSACHUSETTS 01845
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (978) 685-4000

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ITEM 5.  OTHER EVENTS

     On July 23, 1998, FTP Software, Inc. (the "Company") announced its results of operations for the second quarter of 1998, including revenues of approximately $8,328,000, as more particularly described in the Company's press release dated July 23, 1998, copy of which is filed as an exhibit hereto and incorporated herein by reference. The Agreement and Plan of Reorganization dated as of June 15, 1998, as amended (the "Reorganization Agreement"), among the Company, NetManage, Inc. ("NetManage") and Amanda Acquisition Corp., a wholly-owned subsidiary of NetManage ("Merger Sub"), provides for the acquisition of the Company by NetManage through a merger of the Company with Merger Sub (the "Merger") whereby each outstanding share of the Common Stock, par value $0.01 per share, of the Company ("Company Common Stock") will be converted into the right to receive, subject to adjustment as described below,
0.72767 of a share (the "Exchange Ratio") of the Common Stock, par value $0.01 per share, of NetManage ("NetManage Common Stock"), subject to the conditions set forth in the Reorganization Agreement.

     The Exchange Ratio may be adjusted downward if the Company's net revenues for the second quarter of 1998 plus (A) the amount by which the Company's net revenues for July and August 1998 in excess of $4,900,000, if the Merger closes on or after August 31, 1998, or (B) if the Merger closes before August 31, 1998, the amount by which the Company's net revenues for July 1998 in excess of $2,450,000, are less than $9,000,000. Given the Company's revenues of $8,328,000 for the second quarter of 1998, in order for there to be no adjustment to the Exchange Ratio, the Company's net revenues for July 1998 must exceed $3,122,000, if the Merger closes before August 31, 1998; if the Merger closes on or after August 31, 1998, the Company's net revenues for July and August 1998 must exceed $5,527,000. The Merger is conditioned on, among other things, approval of the Merger by the Company's stockholders and approval by NetManage's stockholders of the issuance of the shares of NetManage Common Stock in the Merger. The special meetings of the stockholders of the Company and NetManage have been scheduled for August 26, 1998; the Company expects that the Merger will close on or shortly after that date.

     The summary of the provisions of the Reorganization Agreement set forth above is qualified in its entirety by reference to the Reorganization Agreement, which is incorporated herein by reference to Annex A to the Registration Statement on Form S-4 of NetManage filed with the Securities and Commission on July 15, 1998 (the "Form S-4"). Certain statements contained above constitute "forward-looking statements" and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, including the risk that the conditions to the Merger may not be satisfied and other risks associated with the Merger or that could affect the Company's financial results, all as more particularly identified in the Form S-4.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)  EXHIBITS

     99   The Company's press release dated July 23, 1998.*

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*  Filed herewith.



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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FTP SOFTWARE, INC.



Date:    July 24, 1998           By: /s/ James A. Tholen
                                     -------------------------------------------
                                         James A. Tholen,
                                         Senior Vice President, Chief Operating
                                         Officer and Chief Financial Officer



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                                  EXHIBIT INDEX
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EXHIBIT NO.       DESCRIPTION
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99                Press release of FTP Software, Inc. dated July 23, 1998*

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*  Filed herewith.